SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549






                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) July 6, 1999
                                                          --------------




                               Owens & Minor, Inc.
                               -------------------
             (Exact name of registrant as specified in its charter)


           Virginia                       1-9810                 54-1701843
           --------                       ------                 ----------
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)



             4800 Cox Road, Glen Allen, Virginia                23060
             --------------------------------------------------------
           (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code  (804) 747-9794
                                                    ---------------


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Item 5.  Other Events.

On July 6, 1999, Owens & Minor, Inc. (the "Company") issued a press release attached as Exhibit 99.1 hereto, which is incorporated by reference herein, reporting that the Company had entered into a definitive agreement to purchase Medix, Inc.

On July 19, 1999, the Company issued a press release attached as Exhibit 99.2 hereto, which is incorporated by reference herein, reporting the election of Peter S. Redding and John T. Crotty to the Company's board of directors.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.
             99.1  Press Release issued by the Company on July 6, 1999.
             99.2  Press Release issued by the Company on July 19, 1999.








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

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       OWENS & MINOR, INC.
                                       (Registrant)


Date:  July 19, 1999                   By:  \s\Drew St.J. Carneal
                                          ------------------------------------
                                       Name:  Drew St. J. Carneal
                                       Title: Senior Vice President and
                                              General Counsel






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

                                 Exhibits Index

Exhibit No.
-----------

99.1              Press Release issued by the Company on July 6, 1999.
99.2              Press Release issued by the Company on July 19, 1999.














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